United States
Securities and Exchange Commission
Washington, DC 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)       May 7, 2008

PERFICIENT, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-15169	74-2853258
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1120 South Capital of Texas Highway, Suite 220, Building 3, Austin, Texas	78746
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code    (512) 531-6000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE

On the Company’s earnings call conducted on May 7, 2008, references were made to non-GAAP net income per share goals for the second quarter of 2008.  The following provides a reconciliation of GAAP net income per share to non-GAAP net income per share.  The references made in the earnings call were to goals for the second quarter of 2008.

	Second quarter 2008 - Low end of goal		Second quarter 2008 - High end of goal
Second quarter 2008 GAAP Net Income Per Share	$0.13		$0.14
Impact of Non-GAAP Items	0.07	(a)	0.07	(a)
Second quarter 2008 Non-GAAP Net Income Per Share	$0.20		$0.21

(a) Non-GAAP items represent the impact of non-cash amortization expense and non-cash stock compensation, net of the related taxes, divided by fully diluted shares outstanding.

Safe Harbor Statement

The non-GAAP and GAAP net income per share goals for the second quarter of 2008 outlined above are estimates of future company performance and are forward-looking statements within the meaning of the securities laws.  These forward-looking statements are subject to risk and uncertainties and are based on management's current expectations and are subject to certain risks and uncertainties that could cause actual results to differ materially from management's current expectations and the forward-looking statements made in this report.  These risks and uncertainties include, but not limited to, the impact of competitive services, demand for services like those provided by the company and market acceptance risks, fluctuations in operating results, cyclical market pressures on the technology industry, the ability to manage strains associated with the company's growth, credit risks associated with the company's accounts receivable, the company's ability to continue to attract and retain high quality employees, accurately set fees for and timely complete its current and future client projects, the company’s ability to identify, compete for and complete strategic acquisition and partnership opportunities, and other risks detailed from time to time in the company's filings with Securities and Exchange Commission, including the most recent Form 10-K and Forms 10-Q.

In accordance with general instruction B.2 of Form 8-K, the information in this report furnished pursuant to Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERFICIENT, INC.

Date: May 7, 2008	By:	/s/ Paul E. Martin
Paul E. Martin
Chief Financial Officer